EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Salona Global Medical Device Corporation (the "Company") on Form 10-K for the fiscal year ended February 28, 2022, as filed with the Securities and Exchange Commission on the date hereof, I, Leslie Cross, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 31, 2022	/s/ Leslie Cross
Leslie Cross Interim Chief Executive Officer (Principal Executive Officer)